                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


     We, the undersigned officers and trustees of BEC Energy (the "Trust"), hereby severally constitute Thomas J. May, James J. Judge, Douglas S. Horan and Theodora S. Convisser and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacities indicated below, any and all amendments (including post-effective amendments) to the registration statement on Form S-8 of Boston Edison Company's 1997 Stock Incentive Plan (No. 333-30975), and generally to do all such things in our names and on our behalf in the capacities indicated below to enable BEC Energy to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to all amendments to said registration statement.

     Witness our hands and common seal on the respective dates set forth below.
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/s/ Thomas J. May             Chairman of the Board,       June 25, 1998
-------------------------     Chief Executive Officer,
THOMAS J. MAY                 President and Trustee



/s/ James J. Judge            Senior Vice President        June 25, 1998
-------------------------     and Treasurer (principal
JAMES J. JUDGE                accounting officer



/s/ Theodora S. Convisser     Clerk                        June 25, 1998
-------------------------
THEODORA S. CONVISSER



/s/ Gary L. Countryman        Trustee                      June 25, 1998
-------------------------
GARY L. COUNTRYMAN



/s/ Thomas G. Dignan, Jr.     Trustee                      June 25, 1998
-------------------------
THOMAS G. DIGNAN, JR.



/s/ Nelson S. Gifford         Trustee                      June 25, 1998
-------------------------
NELSON S. GIFFORD



/s/ Matina S. Horner          Trustee                      June 25, 1998
-------------------------
MATINA S. HORNER



/s/ Sherry H. Penney          Trustee                      June 25, 1998
-------------------------
SHERRY H. PENNEY



/s/ Stephen J. Sweeney        Trustee                      June 25, 1998
-------------------------
STEPHEN J. SWEENEY